Exhibit 10.51

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

WNC Contract No. 250983

Addendum No. 2 WNC & EigenQ - Collaboration Agreement (CEA)

1. Preamble

This Addendum No. 2 (this “Addendum”) to the Collaboration and Evaluation Agreement originally executed on June 12, 2025 (the “Agreement”), as amended by Addendum No. 1 effective as of July 8, 2025, is made and entered into as of July 25, 2025 (the “Effective Date”), by and between:

EigenQ Inc., a corporation duly organized and existing under the laws of the State of Delaware, United States of America, with its principal place of business at 9175 Guilford Road, Suite 300, Columbia, Maryland 21046, USA (“EigenQ”); and

WNC Corporation (“WNC”, formally known as Wistron NeWeb Corporation), a company duly organized and existing under the laws of Taiwan, having its principal place of business at 20 Park Avenue II, Hsinchu Science Park, Hsinchu 308, Taiwan (“WNC”).

Each of EigenQ and WNC may be referred to herein individually as a “Party” and collectively as the “Parties.”

This Addendum is entered into in recognition of:

(i)	the continued strategic alignment between the Parties;

(ii)	the successful closing of EigenQ’s Regulation CF (Reg CF) offering in which WNC participated as a shareholder through the designated public offering process; and

(iii)	the Parties’ mutual intent to extend and deepen their collaboration through commercial, governance, and joint development arrangements.

Unless expressly modified by this Addendum, all terms and conditions of the Agreement and Addendum No. 1 shall remain in full force and effect.

Each Party may, upon prior written notice to the other Party, designate an Affiliate (defined as a controlling, controlled, or under common control entity), licensee, partner, or wholly owned subsidiary, including, in the case of WNC, Wiwynn Corporation or Wistron Corporation, to perform certain obligations under this Addendum, provided that such entity is bound by confidentiality, regulatory compliance, and IP protection obligations no less stringent than those contained herein. No such designation shall relieve the assigning Party of its primary obligations under this Addendum.

2. Strategic Intent and Exclusivity Framework

2.1 Shared Objectives. The Parties reaffirm their shared intent to expand collaboration beyond the initial scope of the Agreement. This Addendum reflects a transition from preliminary evaluation to a broader strategic partnership, inclusive of joint commercialization, co-development of technologies, and mutually beneficial go-to-market initiatives in identified verticals.

2.2 Commercial Exclusivity. Effective as of the Effective Date, and subject to the continued good faith collaboration between the Parties, EigenQ shall grant WNC a right of exclusivity for the duration specified in Section 2.5 below, in the following commercial domains (collectively, the “Exclusive Scope”):

(a)	Products: EigenQ’s quantum cybersecurity & encryption modules, units, cards, devices, client devices/terminals, software, protocols, infrastructure, systems, products, solutions, and services for secure, hybrid or quantum-safe/resistant communications, VPN, internet, networking, authentication, key generation/exchange/distribution, and data storage.

(b)	Verticals: [***].

(c)	Technologies: [***]

(d)	Customer Channels: [***].

2.3 Right of First Negotiation. [***].

2.4 Exclusions and Carve-Outs. Notwithstanding the foregoing, the exclusivity granted herein shall not apply to:

(a)	Engagements that predate this Addendum or are governed by pre-existing term sheets or MoUs;

(b)	Commercialization initiatives in quantum sensing, quantum communications, and quantum information processing verticals, which are reserved for subsequent stages of the Parties’ collaboration and may be addressed under a future agreement.

2.5 Term of Exclusivity. Unless earlier terminated pursuant to Section 6 of the Agreement, the exclusivity rights described in this Section shall remain in effect through [***], subject to material participation and continued strategic engagement by both Parties, as determined in good faith by the EigenQ board of directors.

2.6 Core vs Additional Exclusivity. The Parties may mutually agree in writing to designate certain categories as “Core Exclusivity,” which shall have stronger binding priority, and other categories as “Additional Exclusivity,” which may be subject to revision based on evolving commercial conditions or milestones to be jointly defined.

2.7 Public Disclosures. The Parties agree that no public statements, press releases, or third-party disclosures shall be made referencing exclusivity or strategic alignment without prior written consent of both Parties, except as required by law or applicable securities regulation.

3. Governance and Board Participation

3.1 Strategic Alignment. Recognizing the growing scope and strategic depth of the collaboration between the Parties, and without creating any entitlement arising from WNC’s participation in the Regulation CF offering, the Parties agree to establish a governance structure that enables effective coordination, technical oversight, and joint commercial planning.

3.2 [***].

(a)	[***].

(b)	[***].

(c)	This appointment is made solely on the basis of strategic collaboration between the Parties and shall not be construed as being granted in exchange for investment, equity participation, or financial thresholds. EigenQ confirms that this governance structure is independent of WNC’s shareholding level and complies fully with Regulation CF and applicable securities laws.

3.3 Timing and Process. [***].

3.4 Board Tenure and Continuity. [***].

3.5 No Entitlement or Equity Trigger. Nothing in this Section shall be construed as conferring a right to board participation based solely on equity ownership, nor shall it be deemed a shareholder right or condition of participation under any past, current, or future securities offering governed by U.S. federal or state securities laws. Board participation hereunder is grounded in commercial strategy and collaborative intent, not as a condition of investment.

3.6 Joint Steering Committee. [***].

4. Joint R&D and Technology

4.1 Collaborative Research Focus. The Parties agree to initiate coordinated research and development activities with the objective of accelerating commercialization of post-quantum secure hardware, software, and integrated system offerings. The initial scope shall include, but not be limited to:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***].

4.2 R&D Facilities and Staffing. Each Party shall designate relevant engineering teams and points of contact to facilitate co-development. R&D work may be executed at EigenQ’s facilities, WNC’s labs, or designated third-party fabrication and testing environments as mutually agreed. Staffing levels and allocation of engineering effort shall be determined jointly by the Parties and reviewed quarterly.

4.3 Technology Roadmap Coordination. [***].

4.4 Ownership and IP Treatment. [***].

4.5 Confidentiality and Publication. R&D outputs shall be treated as Confidential Information unless mutually designated otherwise in writing. No public disclosure, academic publication, or press release regarding R&D results shall be made without the prior written consent of both Parties.

4.6 Funding and Resource Contributions. Unless otherwise agreed in a Statement of Work (SOW) or development annex, each Party shall [***].

5. Commercial Integration & Exclusivity

5.1 Expanded Scope of Exclusivity. In recognition of the Parties’ evolving collaboration, and subject to WNC’s continued compliance with the terms herein, EigenQ grants WNC commercial exclusivity rights for integration, manufacturing, and distribution of EigenQ’s hardware modules across the following product verticals during the Exclusivity Period:

(a)	[***];

(b)	[***];

(c)	[***];

(d) [***];

(e)	[***].

This exclusivity applies only to hardware modules developed by EigenQ for integration into third-party products within the above verticals, and excludes standalone EigenQ-branded systems, software-only offerings, and public sector/government contracts unless otherwise agreed.

5.2 Exclusivity Period and Termination. The exclusivity rights described in Section 5.1 shall remain in effect until [***], unless terminated earlier by mutual agreement or due to a material breach. The Parties may agree in writing to extend or narrow this term based on commercial performance and strategic alignment reviews to be conducted at twelve-month intervals.

5.3 Exclusivity Preconditions. The effectiveness of the exclusivity rights is subject to WNC:

(a)	Demonstrating timely and qualified readiness to support EigenQ’s customer demands and technical specifications in the applicable verticals;

(b)	Committing to commercial integration and productization milestones as agreed through the Joint Steering Committee;

(c)	Not engaging in direct or indirect competitive development or commercial activities that would impair EigenQ’s core markets, IP, or go-to-market channels.

5.4 Carve-Outs and Exceptions. EigenQ reserves the right to pursue strategic relationships with other parties outside the exclusive scope, including:

(a)	Public sector deployments requiring local content, sovereign control, or security clearances;

(b)	Academic or research collaborations where WNC is not technically positioned to deliver;

(c)	OEM partnerships led directly by [***], U.S. integrators, or international partners under government-mandated procurement programmes, provided WNC is first offered the opportunity to participate as integration partner where feasible.

5.5 Review and Adjustment Mechanism. The Parties shall conduct a joint review of commercial alignment at least every quarter via the Joint Steering Committee to evaluate the execution of exclusivity provisions. Adjustments may be made by mutual written agreement to ensure the scope and structure of exclusivity remains commercially fair, technically feasible, and strategically aligned.

5.6 Use of Affiliates. WNC may, upon notice to EigenQ, designate its Affiliates (“Affiliate” includes entities under common control or under the Wistron Group umbrella) to carry out activities under this Section 5, provided that all such entities are bound by confidentiality, IP, and performance obligations no less stringent than those set forth herein. EigenQ may request confirmation of such binding obligations at its discretion.

6. Term and Termination

6.1 Effective Date and Duration. This Addendum shall become effective as of the Effective Date and shall remain in effect until 31 December 2027 unless earlier terminated in accordance with this Section or extended by mutual written agreement of the Parties.

6.2 Termination for Cause. Either Party may terminate this Addendum, in whole or in part, by written notice to the other Party in the event of:

(a)	A material breach of the Agreement, Addendum No. 1, or this Addendum that remains uncured for thirty (30) days following written notice specifying the nature of such breach;

(b)	A material misrepresentation of facts, failure to comply with applicable laws or regulations, or wilful misconduct that materially impairs the collaboration;

(c)	The other Party becoming insolvent, filing for bankruptcy, or undergoing a corporate dissolution.

6.3 Survival of Certain Provisions. Notwithstanding the expiration or termination of this Addendum, the following provisions shall survive:

(a)	Section 6.3 (Survival),

(b)	Any confidentiality obligations under the Agreement or this Addendum,

(c)	Intellectual property protections,

(d)	Any accrued but unpaid financial obligations or performance liabilities existing as of the date of termination.

6.4 Effect of Termination on Governance and R&D. In the event of termination:

(a)	[***].

(b)	[***].

6.5 No Waiver of Prior Agreements. Termination of this Addendum shall not affect the validity or enforceability of the original Collaboration and Evaluation Agreement dated June 12, 2025, or Addendum No. 1 dated July 8, 2025, unless expressly stated in writing.

7. Miscellaneous

7.1 Entire Agreement. This Addendum No. 2, together with the original Collaboration and Evaluation Agreement dated June 12, 2025 (“Agreement”) and Addendum No. 1 dated July 8, 2025, constitutes the entire agreement between the Parties with respect to the matters expressly set forth herein. In the event of conflict between this Addendum and any prior agreement, the terms of this Addendum shall prevail only with respect to the subject matter expressly modified herein.

7.2 Amendment and Waiver. The Parties acknowledge that further amendments to this Agreement may be pursued to reflect material commercial developments, regulatory shifts, or strategic restructuring. Such changes, if needed, shall be formalized via subsequent written addenda. No modification or waiver of this Addendum shall be effective unless made in writing and signed by duly authorized representatives of both Parties. No failure or delay in enforcing any right shall operate as a waiver of such right.

7.3 Assignment. Neither Party may assign or transfer this Addendum or any rights or obligations hereunder without the prior written consent of the other Party, except that either Party may assign this Addendum to an Affiliate or in connection with a merger, acquisition, or sale of substantially all of its assets, provided the assignee agrees in writing to be bound by all terms of this Addendum.

7.4 Governing Law and Jurisdiction. This Addendum shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, without regard to its conflict of laws provisions. Any dispute arising from or relating to this Addendum shall be subject to the exclusive jurisdiction of the state or federal courts located in Delaware, and each Party hereby consents to the personal jurisdiction of such courts.

7.5 Independent Contractors. The Parties are independent contractors. Nothing in this Addendum shall be construed to create a partnership, joint venture, or agency relationship between the Parties.

7.6 Counterparts and Execution. This Addendum may be executed in any number of counterparts, including via electronic transmission or signature (e.g., DocuSign), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

7.7 Headings. The section headings used herein are for convenience only and shall not affect the interpretation of this Addendum.

8. Strategic Capital Formation Role and Syndication Bonus

8.1. Lead Role in Series A Round. EigenQ may pursue a Regulation D (Rule 506(b)) private placement for its anticipated Series A financing round, targeting up to [***] at a pre-money valuation of approximately [***].

8.2. WNC Syndication Rights. [***].

8.3. Bonus Incentive Structure. Subject to WNC Group raising and committing a minimum of [***] in the Series A round within the lead period, EigenQ shall issue WNC a bonus equity award equivalent to [***] of the total amount raised by the WNC Group in the Series A round, payable in Common Shares priced at the Series A round valuation ([***]).

8.4. Bonus Mechanics and Timing. Bonus equity shall be issued upon closing of the Series A round, and shall be issued as a separate tranche and recorded in accordance with GAAP and IFRS. No bonus shall be payable on amounts committed or syndicated by third parties unaffiliated with WNC unless expressly approved in writing by EigenQ.

8.5. SEC Compliance Notice. All fundraising activities shall be conducted in compliance with applicable U.S. securities laws, including but not limited to Regulation D Rule 506(b). Nothing in this Section constitutes a general solicitation or binding commitment for sale of securities. Any actual investments shall be made pursuant to duly executed subscription agreements and other required disclosures.

9. Electronic Signatures and Execution

This Addendum may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

The Parties agree that execution and delivery of this Agreement by electronic means, including PDF, scanned image, or use of an electronic signature platform such as DocuSign, shall be legally binding and effective to the same extent as a manual ink signature.

Each Party represents that its signatory is duly authorized to execute this Agreement on its behalf.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

WNC		EIGENQ

By:	/s/ Jeffrey Gau	By:	/s/ Dr. Jesse Van Griensven Thé
Name:	Jeffrey Gau	Name:	Dr. Jesse Van Griensven Thé
Title:	President & CEO	Title:	CEO & Chairman